UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported): January 4, 2002



                       CHINA XIN NETWORK MEDIA CORPORATION
                             (formerly Frefax Inc.)
               (Exact name of issuer as specified in its charter)





Florida                               000-29915                   650786722
 (State or other jurisdiction         Commission                IRS Employer
  of incorporation                  File Number No.          IdentificationNo.)





                1255 Peel Street, Montreal, Quebec H3B 2T9 CANADA
               (Address of principal executive offices) (Zip Code)



                  Registrant's telephone number and fax number,
                              including area code:
                      Tel:(514) 398-0515 Fax:(514) 398-9901

Item 1.   Changes in Control of Registrant.

NOT APPLICABLE

Item 2.   Acquisition or Disposition of Assets.

NOT APPLICABLE

Item 3.   Bankruptcy or Receivership.

NOT APPLICABLE


Item 4.   Change in Registrant's Certifying Accountants

NOT APPLICABLE


Item 5.   Other Events and Regulation FD Disclosure.

On January 2, 2002, Frefax Inc. filed to amend and restate its articles of incorporation. The amended sought to change the company's name from Frefax Inc. to China Xin Network Media Corporation.

The filing also amended the aggregate number of shares the company has the authority to issue to 180,000,000 shares, with par value of $0.001 per share, divided into 150,000,000 shares of Common Stock and 30,000,000 shares of Preferred Stock

The amendments were accepted by the Florida Department of State and a certificate issued on January 4th, 2002.

The amendments and certificate have been attached to the end of this filing


Item 6.   Resignations of Registrant's Directors.

NOT APPLICABLE

Item 7.   Financial Statements and Exhibits.

Exhibits:3.(i) Copy of Amended and Restated  Articles of Incorporation of Frefax
         Inc.

Item 8.   Change in Fiscal Year.

NOT APPLICABLE

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                       CHINA XIN NETWORK MEDIA CORPORATION
                                  (Registrant)


Date: January 11, 2002              By: /s/ Jean-Francois Amyot
                                        -----------------------
                                        Name: Jean-Francois Amyot,
                                        Title:   CEO & Chairman